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                                                         SEC File Nos. 002-86082
                                                                       811-03833

                          MAINSTAY VP SERIES FUND, INC.


   Supplement dated October 6, 2004 to the Statement of Additional Information for Initial Class shares dated April 30, 2004 ("Initial Class SAI"), and Statement of Additional Information for Service Class shares dated April
                         30, 2004 ("Service Class SAI")

      This Supplement updates certain information contained in the above-dated Statements of Additional Information ("SAIs") for MainStay VP Series Fund, Inc. (the "Fund") regarding the nineteen series of the Fund (each a "Portfolio").

      You may obtain copies of the Fund's Prospectus or SAIs free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, NY 10010.

A.  All Portfolios

1. The following paragraphs are inserted, in the section entitled "Certain Investment Practices Common to Two or More Portfolios, " on page 24 of the Initial Class SAI and page 22 of the Service Class SAI:

      Securities of Other Investment Companies


     Each Portfolio may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Portfolio from (1) acquiring more than 3% of the voting shares of another investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses each Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

      Exchange Traded Funds

      To the extent the Portfolio's may invest in securities of other investment companies, each Portfolio may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market

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                                                         SEC File Nos. 002-86082
                                                                       811-03833

without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Securities of Other Investment Companies.")



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